Income Tax	12 Months Ended
Dec. 31, 2023
Income Tax [Abstract]
INCOME TAX

Note 19:- INCOME tax

a.	Israeli taxation:

1)	Corporate tax rate in Israel:

Taxable income of Israeli companies was generally subject to corporate tax at the rate of 23% in 2022 and 2023. Some of our Israeli subsidiaries are eligible for certain tax benefits, as described below.

2)	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the “Law”):

Amendment 73 to the law:

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years) 2016, which includes Amendment 73 to the Law for the Encouragement of Capital Investments (“the 2017 Amendment”) was published and was pending the publication of regulations, in May 2017 regulations were promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project. Following the publication of the regulations the 2017 Amendment became fully effective. According to the 2017 Amendment, a Preferred Technological Enterprise, as defined in the 2017 Amendment, with total consolidated revenues less than NIS 10 billion, shall be subject to 12% tax rate on income derived from intellectual property (in development area A—a tax rate of 7.5%). In order to qualify as a Preferred technological enterprise certain criterion must be met, such as a minimum ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual revenues derived from exports.

The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a Special Preferred Technology Enterprise (“SPTE”) (an enterprise for which, among others, total consolidated revenues of its parent company and all subsidiaries is at least NIS 10 billion) and will thereby enjoy a reduced corporate tax rate of 6% on PTI regardless of the company’s geographic location within Israel. In addition, a SPTE will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefited Intangible Assets” to a related foreign company if the Benefited Intangible Assets were either developed by the Special Preferred Technology Enterprise or acquired from a foreign company on or after January 1, 2017.

Starting from 2017 under Amendment 73 to the Investment Law, part of the Company’s taxable income in Israel is entitled to a preferred 12% tax rate. Since 2019, under SPTE the tax rate for part of the Company’s taxable income in Israel has been reduced to a 6% corporate tax rate.

One of Company’s Israeli subsidiaries has elected to apply the new incentives regime under the Amendment to their industrial activity in Israel, subject to meeting its requirements, starting in 2011.

In 2015, the Company transitioned to the preferred enterprise track entitling it to a preferred 16% tax rate under Amendment 73 to the Investment Law.

Amendment 74 to the Encouragement Law:

On November 15, 2021, the Economic Efficiency Law (Legislative Amendments for Achieving Budget Targets for the 2021 and 2022 Budget Years), 2021 (the “Economic Efficiency Law”), was enacted. This Law establishes a temporary order allowing Israeli companies to release tax-exempt earnings (“trapped earnings” or “accumulated earnings”) accumulated until December 31, 2020, through a mechanism established for a reduced corporate income tax rate applicable to those earnings (the “Temporary Order”).

In addition to the reduced corporate income tax (CIT) rate, Article 74 to the Encouragement Law was amended whereby effective from August 15, 2021, for any dividend distribution (including a dividend as per Article 51B to the Encouragement Law) by a company which has trapped earnings, there will be a requirement to allocate a portion of that distribution to the trapped earnings.

The tax-exempt income is attributable to certain Group members’ previous status as “Approved Enterprise” and “Benefited Enterprise”. Such tax-exempt income cannot be distributed to shareholders without subjecting the Company to payable income taxes. If dividends are distributed from previous tax-exempt profits, the Company will be liable for income tax at the rate applicable to its profits from the Approved Enterprise in at the tax rate enacted in the year in which the income was earned.

According to the Temporary Order, the reduction of CIT will apply to earnings that are released (with no requirement for an actual distribution) within a period of one year from the date of enactment of the Temporary Order. The reduction in the CIT is dependent on the proportion of the trapped earnings that are released in relation to the total trapped earnings, and on the applicable CIT rate in the years the earnings were generated. Consequently, the larger the proportion of the trapped earnings that are released, the lower the tax in respect of the distribution. The minimum tax rate is 6%. Further, a company that elects to pay a reduced CIT is required to invest in its industrial enterprise a designated amount in accordance with the Economic Efficiency Law within a period of five years commencing from the tax year in which the election is made. The designated investment should be utilized for the acquisition of production assets, and/or investments in research and development and/or compensation to additional new employees.

In November 2022, the Company elected to benefit from the Temporary Order and filed its application for the Temporary Order and paid the required reduced CIT as per the provisions of the Economic Efficiency Law in respect of its total accumulated tax-exempt earnings amounting to NIS 25,022 (approximately $7,100), and accordingly recognized a tax expense of NIS 2,502 (approximately $711). As of December 31, 2022, all the trapped earnings were released.

The Company and its subsidiaries have received final tax assessments (or assessments that are deemed final) through the year 2018.

Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company qualifies as an Industrial Company within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law, the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

3)	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, the Company and one of its Israeli subsidiaries calculate their tax liability in U.S. dollars according to certain orders. The tax liability, as calculated in U.S. dollars is translated into NIS according to the exchange rate as of December 31 of each year.

4)	Income tax on non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding tax rates.

Neither Israeli income taxes, foreign withholding taxes nor deferred income taxes were provided in relation to undistributed earnings of the non-Israeli subsidiaries. This is because the Company intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which those earnings arose. If these earnings were distributed in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

As of December 31, 2023, the Company had $27,134 of cash and cash equivalents that are currently held outside of Israel that would be subject to income taxes if distributed as dividends. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of subsidiaries for tax purposes and the difficulty of projecting the amount of future tax liability.

5)	Net operating loss carried forward:

As of December 31, 2023, two Israeli subsidiaries of the Company had operating loss carryforwards of $9,874 (mainly F.T.S Formula Telecom Solutions, Ltd. which accounts for $9,225), which can be carried forward to offset against taxable income in the future for an indefinite period.

One of the Company’s subsidiaries in England had estimated total available tax loss carryforwards of $3,684 as of December 31, 2023, which can be carried forward to offset against future taxable income.

Two of the Company’s subsidiaries in U.S. had estimated total available tax loss carryforwards of $13,898 as of December 31, 2023, which can be carried forward to offset against future taxable income.

6)	Presentation of net deferred tax assets and liabilities, in the consolidated statements of financial position:

	December 31,
	2022	2023
Deferred taxes assets	$3,618	$6,729
Deferred tax liabilities	(10,686)	(11,610)
	$(7,068)	$(4,881)

7)	Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2022	2023
Deferred tax liabilities:
Intangible assets	$12,311	$13,789
Reserves and allowances	1,142	530
Right-of-use assets	5,133	5,169

Gross deferred tax liabilities	$18,586	$19,488

Deferred tax assets:

Carry-forwards losses	$349	$3,668
Intangible assets	540	1,495
Reserves and allowances	5,628	4,054
Lease liabilities	5,001	5,390

Gross deferred tax assets	$11,518	$14,607
Net deferred tax liabilities	$(7,068)	$(4,881)

8)	Income tax (tax benefit) consist of the following:

	Year ended December 31,
	2021	2022	2023
Current:
Domestic	$7,847	$11,368	$11,108
Foreign	6,123	6,304	5

	13,970	17,672	11,113
Deferred taxes:
Domestic	(1,149)	(1,318)	(1,588)
Foreign	(2,543)	(5,216)	409

	(3,692)	(6,534)	(1,179)

Taxes on income	$10,278	$11,138	$9,934

9)	Theoretical tax:

The following table presents reconciliation between the theoretical tax expense, assuming that all income was taxed at statutory tax rates, and the actual income tax expense, as recorded in the Company’s consolidated statements of profit or loss:

	Year ended December 31,
	2021	2022	2023

Income before income taxes, as per the statement of operations	$45,617	$57,417	$52,436

Statutory tax rate in Israel	23%	23%	23%

Tax computed at the statutory tax rate	10,494	13,205	12,060

Tax adjustment in respect of different tax rates	283	(1,756)	(1,345)
Deferred taxes on losses for which deferred taxes were not created	(80)	(511)	(2,764)
Tax-deductible costs, not included in the accounting costs	(1,041)	(2,680)	-
Non-deductible expenses and tax expenses in respect of prior years, net	1,001	2,670	534
Uncertain tax positions and other	(379)	210	1,448

Taxes on income	$10,278	$11,138	$9,934